SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act 1934

Date of Report (Date of earliest event reported): December 14, 2006

Harbin Electric, Inc.
(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)
000-51006	98-0403396
(Commission File Number)	(IRS Employer Identification No.)

No. 9, Ha Ping Xi Lu, Ha Ping Lu Ji Zhong Qu	150060
Harbin Kai Fa Qu, Harbin, China
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	86-451-86116757

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

The statements contained in this Form 8-K that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These include statements about the Registrant’s expectations, beliefs, intentions or strategies for the future, which are indicated by words or phrases such as “anticipate,” “expect,” “intend,” “plan,” “will,” “the Registrant believes,” “management believes” and similar words or phrases. The forward-looking statements are based on the Registrant’s current expectations and are subject to certain risks, uncertainties and assumptions. The Registrant’s actual results could differ materially from results anticipated in these forward-looking statements. All forward-looking statements included in this document are based on information available to the Registrant on the date hereof, and the Registrant assumes no obligation to update any such forward-looking statements.

This Current Report on Form 8-K/A amends the Form 8-K that was filed by Harbin Electric, Inc (the “Registrant”) on December 20, 2006 (the “Original Form 8-K”). The purpose of this amendment is to amend Item 4.01 (a) of the Original Form 8-K and to attach a letter from Kabani & Company, Inc (“Kabani”), the Registrant’s dismissed accountants stating that it agrees with the statements made by the Registrant in Item 4.01(a) the Original Form 8-K.

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) On December 14, 2006, the Registrant dismissed Kabani as its independent certified public accountants. The decision was approved by the Board of Directors of the Registrant.

The report of Kabani on the Registrant’s financial statements for its fiscal years ended December 31, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion. During the Registrant’s fiscal year ended December 31, 2005 and 2004 and the subsequent interim periods preceding the termination, there were no disagreements with Kabani on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Kabani would have caused Kabani to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such years or subsequent interim periods.

The Registrant provided Kabani with the foregoing disclosure and requested that, within 10 business days from the date of the filing of the Original Form 8-K, Kabani furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agreed with the Registrant’s statements in this Item 4.01(a).

(b) Effective December 14, 2006, Moore Stephens Wurth Frazer and Torbet, LLP (“Moore Stephens”), was engaged as the Registrant’s new independent registered accounting firm. During the two most recent fiscal years and the interim period preceding the engagement of Moore Stephens, the Registrant has not consulted with Moore Stephens regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements; or (ii) any matter that was either the subject of a disagreement or event identified in paragraph (a)(1)(iv) of Item 304 of Regulation S-B.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
16.1	Letter from Kabani & Company, Inc dated December 21, 2006 regarding change in certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARBIN ELECTRIC, INC.

By:	/s/ Tianfu Yang
Name: Tianfu Yang
Title: Chairman and Chief Executive Officer

Dated: January 4, 2007